UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 20, 2013

Juniata Valley Financial Corp.

(Exact name of registrant as specified in its charter)

Pennsylvania	0-13232	232235254
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Bridge and Main Streets, Mifflintown, Pennsylvania	17059
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (717) 436 - 8211

Not Applicable
(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure

On May 21, 2013, Juniata Valley Financial Corp. will hold its Annual Meeting of Shareholders (“Annual Meeting”). The presentation for the Annual Meeting, attached as Exhibit 99.1 and incorporated by reference, is being furnished to the SEC and shall not be deemed to be “filed” for any purpose.

Item 9.01 Financial Statements and Exhibits

Exhibit 99.1 Juniata Valley Financial Corp. Annual Meeting Presentation

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Juniata Valley Financial Corp.

Date: May 20, 2013	By:	/s/ JoAnn McMinn
Name: JoAnn McMinn Title: EVP, Chief Financial Officer